UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2008 (March 25, 2008)

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6915
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
     Management of Holly Corporation (the “Company”) is scheduled to meet March 25 — 26, 2008 with certain current or potential investors in the Company. Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of the slide presentation to be presented at these meetings. A copy of the presentation is also available in the investors section of the Company’s website at www.hollycorp.com, although the Company reserves the right to discontinue that availability at any time.
     It is expected that the following additional information on gross margins at our Navajo and Woods Cross Refineries will be disclosed in conjunction with the presentations: After further analysis, we have determined that preliminary estimates of gross margins in January and February 2008 as given in our earnings call on February 19, 2008 were higher than our actual gross margins for January and February. Actual gross margins for the January and February period were approximately $4 per barrel for the Navajo Refinery and $11 per barrel for the Woods Cross Refinery, with February gross margins showing improvement over January margins. Information on gross margins for the Navajo and Woods Cross Refineries for the January — March period will be provided in early May in connection with our report on earnings for the first quarter of 2008.
     In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
     The information contained in this report on Form 8-K, including the information contained in Exhibit 99.1, is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information contained in Exhibit 99.1, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

99.1	—	Presentation by the Company to be presented March 25 — 26, 2008 to current or potential investors in the Company.*

*	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
	By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Date: March 25, 2008		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Presentation by the Company to be presented March 25 - 26, 2008 to current or potential investors in the Company.*

*	Furnished herewith.